SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:              April 24, 1998
(Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1998-2)
               (Exact name of registrant as specified in charter)

 Delaware                     333-43167                 13-3408713
--------------------------------------------------------------------------------
(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
------------------------------------            -----
(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3435

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1998-2
                 -----------------------------------------------

                                April 24, 1998

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                         AND THE MORTGAGED PROPERTIES (1)
                        --------------------------------

       On April 24, 1998, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before April 1, 1998) as of April 1, 1998 of $402,446,883.02. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by State Street Bank and Trust Company, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $20,122,344.15. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

        The total number of Mortgage Loans as of April 1, 1998 was 1145. The weighted average Note Rate of the Mortgage Loans as of April 1, 1998 was 7.394%. The weighted average remaining term to stated maturity of the Mortgage Loans as of April 1, 1998 was 356.59 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to January 1, 1997 or after April 1, 1998.

        None of the Mortgage Loans has a scheduled maturity later than April
1, 2028. Each Mortgage Loan has an original principal balance of not less than $37,800 nor more than $1,290,000. Mortgage Loans having an aggregate Adjusted Balance of $24,022,195 as of April 1, 1998 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of April 1, 1998 was 69.6%. No more than $5,804,107 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98%(2) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the

--------

(1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated April 17, 1998 and the Prospectus, dated April 17, 1998, (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1998-2.

(2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. No Mortgage Loans are secured by investment properties.

        At least 99% of the Mortgage Loans are Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 80% of the Mortgage Loans are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

        All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      Discount Mortgage Loans consist of Mortgage Loans with Net Note Rates
(NNRs) less than 6.750%. Premium Mortgage Loans consist of Mortgage Loans with NNRs greater than or equal to 6.750%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $18,143,616.24 and $384,303,266.78, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.830% and 7.420%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 357.75 months and 356.53 months, respectively.

        The Special Hazard Loss Amount as of April 1, 1998 was $5,804,106.80.

        The Fraud Loss Amount as of April 1, 1998 was $4,024,468.83.

        The Bankruptcy Loss Amount as of April 1, 1998 was $100,000.00.

        The aggregate Initial Stated Amount of the Class A CitiCertificates as of April 1, 1998 was $386,348,185.82.

        The aggregate Initial Stated Amount of the Class M CitiCertificates as of April 1, 1998 was $8,048,000.00.

        The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of April 1, 1998 was $3,220,000.00.

        The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of April 1, 1998 was $1,811,000.00.
--------

(2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

        The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of April 1, 1998 was 1,409,000.00.

        The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of April 1, 1998 was $604,000.00.

        The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of April 1, 1998 was $1,006,697.20.

        The Subordinated CitiCertificate Percentage is 4.000204220541%*

        The Class M Subordination Percentage is 2.000437210394%.*

        The Class B-1 Subordination Percentage is 1.200331622338%.*

        The Class B-2 Subordination Percentage is 0.750334349056%.*

        The Class B-3 Subordination Percentage is 0.400226034282%.*

        The Class B-4 Subordination Percentage is 0.250144116522%.*


-----------------

* Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

        The following tables set forth information regarding the Mortgage Loans as of April 1, 1998.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS
                     --------------------------------------

                             Number of             Aggregate Principal
Year Originated              Loans                Balances Outstanding
---------------              -------              --------------------

1997                             113                        35,160,592
1998                           1,032                       367,286,291
                               -----                ------------------
Total                          1,145                $      402,446,883
                               =====                ==================


                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS
                  --------------------------------------------

               Type of                  Number of           Aggregate Principal
               Dwelling Unit            Loans              Balances Outstanding
               ---------------          -------           ---------------------
         Detached houses                  1,047            $        369,189,039
         Multi-family dwellings*             18                       7,003,639
         Townhouses                          21                       7,447,924
         Condominium units (one
           to four stories high)             18                       6,147,401
         Condominium units (over
           four stories high)                20                       6,517,942
         Cooperative units                   21                       6,140,938
                                          -----            --------------------
         Total                            1,145            $        402,446,883
                                          =====            ====================

*Multi-family dwellings are 2-family, 3-family and 4-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS
             ------------------------------------------------------

Type of                Number of           Aggregate Principal
Dwelling Unit          Loans              Balances Outstanding
---------------        -------            --------------------
1-family                 1,127            $        395,443,244
2-family                    17                       6,554,964
3-family                     1                         448,675
                         -----            --------------------
Total                    1,145            $        402,446,883
                         =====            ====================


                             SIZES OF MORTGAGE LOANS
                             -----------------------

Outstanding Principal                    Number of           Aggregate Principal
Balance by Loan Size                     Loans              Balances Outstanding
--------------------                     -----              --------------------
$149,999 and under                          13                   $     1,374,328
$150,000 through $199,999                    2                           367,292
$200,000 through $249,999                  122                        29,377,317
$250,000 through $299,999                  351                        96,793,841
$300,000 through $349,999                  233                        75,878,347
$350,000 through $399,999                  149                        56,375,121
$400,000 through $449,999                   89                        38,026,530
$450,000 through $499,999                   70                        33,319,594
$500,000 through $549,999                   35                        18,464,496
$550,000 through $599,999                   39                        22,500,543
$600,000 through $649,999                   25                        15,948,112
$650,000 through $699,999                    5                         3,438,631
$700,000 through $749,999                    2                         1,433,441
$750,000 through $799,999                    2                         1,535,286
$800,000 through $849,999                    2                         1,669,337
$850,000 through $899,999                    2                         1,770,649
$900,000 through $949,999                    1                           909,011
$950,000 through $999,999                    2                         1,978,417
$1,000,000 and over                          1                         1,286,590
--------------------                     -----                   ---------------
Total                                    1,145                   $   402,446,883
                                         =====                   ===============

                        DISTRIBUTION OF MORTGAGE LOANS BY
                                   NOTE RATES
                        ---------------------------------

Mortgage Loan                     Number of                  Aggregate Principal
Note Rate                         Loans                     Balances Outstanding
---------------------             -------                   --------------------

6.50%                                   1                     $          268,000
6.51% - 7.00%                         129                             45,262,465
7.01% - 7.50%                         729                            262,473,866
7.51% - 8.00%                         277                             90,500,070
8.01% - 8.50%                           7                              2,854,099
8.51% - 8.875%                          2                              1,088,383
                                   ------                     ------------------
Total                               1,145                     $      402,466,883
                                   ======                     ==================


                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION
                       -----------------------------------

                                  Number of                  Aggregate Principal
Loan-to-Value Ratio               Loans                     Balances Outstanding
-------------------------         ------                    --------------------

65.00% and Below                     298                      $      113,918,392
65.01% - 75.00%                      377                             134,296,099
75.01% - 80.00%                      385                             130,210,197
80.01% - 85.00%                       23                               6,947,984
85.01% - 90.00%                       55                              15,310,501
90.01% - 95.00%                        7                               1,763,710
                                   -----                      ------------------
Total                              1,145                      $      402,446,883
                                   =====                      ==================

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
            --------------------------------------------------------

                          Number of                  Aggregate Principal
State                     Loans                     Balances Outstanding
-----                     ---------                 --------------------

Alabama                           6                 $          2,201,402
Arizona                           4                            1,464,978
Arkansas                          6                            2,188,168
California                      644                          236,454,992
Colorado                         13                            4,016,946
Connecticut                      36                           13,115,559
Delaware                          1                              255,628
District of Columbia             11                            3,498,204
Florida                          10                            2,709,795
Georgia                          25                            8,263,474
Idaho                             2                              593,082
Illinois                         27                            8,906,445
Indiana                           1                              291,660
Kansas                            1                              432,171
Louisiana                         2                              576,372
Maryland                         32                           11,420,084
Massachusetts                    13                            4,210,743
Michigan                         11                            4,151,153
Minnesota                         9                            2,730,577
Mississippi                       2                              688,873
Missouri                         11                            3,478,452
Nebraska                          2                              641,499
Nevada                            7                            2,281,257
New Jersey                       35                           11,363,761
New Mexico                       10                            3,169,526
New York                         91                           29,552,659
North Carolina                   47                           14,915,288
Ohio                              2                              854,755
Pennsylvania                      6                            1,818,364
South Carolina                   10                            3,123,713
Tennessee                         4                            1,391,772
Texas                             9                            3,683,910
Utah                              4                            1,151,050
Virginia                         35                           11,801,476
Washington                       14                            4,438,795
Wisconsin                         2                              610,300
                              -----                 --------------------
  Total                       1,145                 $        402,446,883
                              =====                 ====================

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITICORP MORTGAGE SECURITIES, INC.
(Registrant)

By: /s/ John H. Outland
   --------------------
    John H. Outland
    Senior Vice President


Dated: April 24, 1998